[LOGO] TRAVERS
       SMITH
       BRAITWAITE

                                                                   Exhibit 10.58





                           DATED _______________ 2001


                 (1) UNITED BREWERIES INTERNATIONAL (UK) LIMITED


                           (2) SHEPHERD NEAME LIMITED


                                (3) UBSN LIMITED


                      ------------------------------------

                             SUPPLEMENTAL AGREEMENT
                             to a Brewing Agreement

                      ------------------------------------


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THIS SUPPLEMENTAL AGREEMENT is made on                                     2001

BETWEEN:-

(1) UNITED BREWERIES INTERNATIONAL (UK) LIMITED, a company registered in England with number 1688201 whose registered office is at 75 Westow Hill, Crystal Palace, London SE19 1TX, England ("UBI");

(2) SHEPHERD NEAME LIMITED, a company registered in England with number 138256 whose registered office is at 17 Court Street, Faversham, Kent ME13 7AX, England ("SN"); and

(3) UBSN LIMITED, a company registered in England with number 2367133 whose registered office is at 75 Westow Hill, Crystal Palace, London SE19 1TX ("UBSN").

INTRODUCTION

(A) UBI, SN and UBSN ("the parties") entered into a Brewing Agreement on 9 October 1998 (the "Original Agreement"), whereby SN agreed to brew, package, sell and supply Kingfisher Products to UBSN.

(B) Following discussions between the parties and in consideration of the provision of a loan of (pound)600,000 by SN in favour of UBSN, the parties now wish to enter into this Supplemental Agreement in order to make certain amendments to the Original Agreement.

IT IS AGREED as follows:-

1.   DEFINITIONS AND INTERPRETATION

     Save as expressly set out herein, words and phrases defined in the Original Agreement shall have the same meaning when used in this Supplemental Agreement.

2.   COMMENCEMENT

     This Supplemental Agreement shall commence on the date hereof, with the exception of clause 3.7 which shall be deemed to have effect from 9 October 1998.

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3.   AMENDMENTS TO THE ORIGINAL AGREEMENT

3.1 The definitions of "Group Company", "Regulation", "UBI Licence" and "UBSN Licence" in clause 1.1 of the Original Agreement shall be deleted and replaced by the following definitions respectively:-

     "Group Company      UB, its  subsidiaries  for the time being and from time
                         to time, UBI and UBSN and "Group Companies" shall be construed accordingly;"

     "Regulation         Commission Regulation EC/2790/99;"

     "UBI Licence        the licence  dated 9 October  1998 and made  between UB
                         and UBI, as the same may be amended, supplemented, varied or replaced from time to time;" and

     "UBSN Licence       the licence  dated 9 October  1998 and made between UBI
                         and UBSN, as the same may be amended, supplemented, varied or replaced from time to time;".

3.2 Clause 1.1 of the Original Agreement shall be supplemented with the following definitions:-

     "Loan Agreement     the loan  agreement  dated on or about 24 October  2001
                         and made between SN and UBSN;" and

     "Mendocino          Mendocino  Brewing Company,  a company  incorporated in
                         the State of California, whose registered office is at 3 Harbor Drive #115, Sausalito, CA 94965, USA".

3.3  In clause 2.3 of the Original Agreement:-

     3.3.1     after the words  commencing in the sixth line  immediately  after
               (ii) "to refrain, in relation to the supply of Kingfisher Products for resale, from" the words "making active sales, from" shall be inserted;

     3.3.2     the words commencing in the eighth line "and from maintaining any


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               distribution depot" shall be deleted and replaced by the words
               "and/or from maintaining any warehouse or distribution outlet";
               and

     3.3.3 after the words in the ninth line "in the United Kingdom", the words "PROVIDED THAT the distributor shall not be prohibited from responding to unsolicited requests from individual customers, including requests for delivery of Kingfisher Products to such customers, in the United Kingdom. Nor shall the distributor be prohibited from undertaking general advertising and promotion in media or on the internet that reaches customers in the United Kingdom PROVIDED THAT such advertising is not specifically targeted at customers in the United Kingdom and is a reasonable way to reach customers outside the United Kingdom" shall be inserted.

3.4 In clause 2.4 of the Original Agreement, the words in the fourth line "as shall be permitted" shall be deleted and replaced by the words "which have the same or substantially the same effect as the restrictions contained in clause 2.3 insofar as permitted or not prohibited".

3.5 In clause 2.6 of the Original Agreement, all those words in clause 2.6 following the words "it will not agree to amend or terminate" in the second line shall be deleted and replaced by the words "the UBI Licence and it will not agree to transfer or transfer any of its rights and/or obligations under the UBI Licence without the prior written consent of SN (such consent not to be unreasonably withheld or delayed) and without complying with its obligations under clause 7 thereof. Further, each of UBI and UBSN undertakes to SN that, save in accordance with the termination provisions set out in clause 6 of the UBSN Licence and, subject always to clause 2.7, it will not agree to amend or terminate the UBSN Licence and it will not agree to transfer or transfer any of its rights and/or obligations under the UBSN Licence without the prior written consent of SN (such consent not to be unreasonably withheld or delayed) and without complying with its obligations under clause 7 thereof".

3.6  In clause 2.7 of the Original Agreement:-

     3.6.1 after the words in the first line of clause 2.7.1 "UBSN ceases to be a subsidiary of UBI" the words "or of Mendocino" shall be inserted;

     3.6.2 after the words in the fifth line of clause 2.7.1 "in Section 207 of the Financial


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               Services  Act 1986)" the words "or except by reason of a transfer by UBI of all of its assets and undertaking to UBSN followed by the dissolution of UBI" shall be inserted;

     3.6.3 the words immediately below clause 2.7.2 "UBI shall simultaneously enter into a brewing agreement with SN in identical terms to this Agreement save" shall be deleted and replaced by the words "UBI will simultaneously enter into an equivalent brewing agreement to this Agreement mutatis mutandis, with SN PROVIDED";

     3.6.4 after the words "UBSN ceases to be a subsidiary of UBI" the words "or of Mendocino (as appropriate)" shall be inserted; and

     3.6.5 after the words "(as the case may be)" the words ", whereupon this Agreement shall terminate." shall be inserted.

3.7 The following proviso shall be inserted at the end of clause 3.3, immediately after the words "at the applicable rate":-

     "PROVIDED THAT, without prejudice to any of its other rights under the Loan Agreement or under this Agreement:-

     3.3.1 if UBSN does not pay a Default Sum (as defined in the Loan Agreement) and SN chooses to exercise its rights under clause
               10.1 of the Loan Agreement, it shall be entitled to require UBSN to pay, and UBSN shall pay, such increased prices for the Kingfisher Products brewed by SN (above and beyond any price increases permitted to be made by SN pursuant to any other provisions of this Agreement) (each an "Uplift") for a period of up to one year commencing on the date upon which such Default Sum became due and payable (the "Relevant Year"). The Uplift shall be calculated on the assumption that UBSN will order 30,000 Barrels of Kingfisher Products from SN in the Relevant Year and shall be charged in respect of each Barrel of Kingfisher Product supplied by SN to UBSN in the Relevant Year until such time as such Default Sum has been reduced to zero. Accordingly, the Uplift per Barrel shall be U = DS 30,000


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                     where     U = the Uplift per Barrel; and
                              DS = the Default Sum;

     3.3.2 if such Default Sum has not been repaid in full at the end of the Relevant Year pursuant to clause 3.3.1, then UBSN shall pay to SN the balance of the Default Sum in accordance with clause 10.3 of the Loan Agreement and, for the avoidance of doubt, such Default Sum shall not accrue interest under clause 3.8."

3.8 The words "With effect from 1 January 2002," shall be inserted at the beginning of the fifth and last sentence of clause 3.6 of the Original Agreement.

3.9 Each of the references in clauses 3.9 and 3.10 of the Original Agreement to "30,000 Barrels" shall be replaced by the words "60,000 Barrels".

3.10 Clause 5.1 of the Original Agreement shall be deleted and replaced by the following:-

     "5.1 This Agreement shall be deemed to have commenced on 9 October 1998 and shall continue (unless terminated earlier in accordance with its terms) for a period of 15 years from such date ("the Initial Term").".

3.11 The words "Subject always to clause 2.6" shall be inserted at the beginning of Clause 7 of the Original Agreement.

4.   CONFIRMATION OF THE ORIGINAL AGREEMENT

     Subject to the terms and conditions of this Supplemental Agreement, the Original Agreement shall remain in full force and effect.

5.   LAW OF SUPPLEMENTAL AGREEMENT

5.1  This  Supplemental   Agreement  shall  be  governed  by  and  construed  in
     accordance with the laws of England.

5.2 The parties irrevocably submit, for the exclusive benefit of SN, to the non-exclusive jurisdiction of the courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this Supplemental Agreement.


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THIS SUPPLEMENTAL  AGREEMENT has been duly executed and delivered by the parties as a deed on the date stated above.



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EXECUTED as a DEED by               )
UNITED BREWERIES INTERNATIONAL      )
(UK) LIMITED acting by:             )

                                               ---------------------------------
                                               Director

                                               ---------------------------------
                                               Director/Secretary



EXECUTED as a DEED by               )
SHEPHERD NEAME LIMITED              )
acting by:                          )

                                               ---------------------------------
                                               Director

                                               ---------------------------------
                                               Director/Secretary


EXECUTED as a DEED by               )
UBSN LIMITED                        )
acting by:                          )

                                               ---------------------------------
                                               Director

                                               ---------------------------------
                                               Director/Secretary




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[LOGO]
  UB
 UNITED
BREWERIES
 LIMITED


To:    Shepherd Neame Limited
       17 Court Street
       Faversham
       Kent
       ME13 7AX

                                                              22nd October, 2001

Attention: The Directors

Dear Sirs,

Kingfisher lager

We refer to our letter to you dated 9 October 1998 (the "Original Letter"), in respect of our procuring the performance of various obligations arising out of the brewing agreement entered into between United Breweries International (UK) Limited ("UBI"), yourselves and UBSN Limited ("UBSN") (as amended, varied, supplemented or replaced from time to time) (the "Brewing Agreement").

Following discussions between the parties and, in consideration of you entering into the proposed amendments to, inter alia, the Brewing Agreement (the adequacy of which is hereby expressly acknowledged), we hereby agree to the following amendments being made to the relevant paragraphs of the Original Letter:

1. The words "clause 2.6", in the first sentence of the second paragraph of the Original Letter, shall be deleted and replaced by the words "clause 2.9".

2. In the third paragraph of the Original Letter commencing with the words "Further, in relation to agreements..." the following amendments shall be made:

       o The reference to "Commission Regulation EC/1983/83" shall be deleted and replaced by "Commission Regulation EC2709/99";

Regd. Office & Bangalore Brewery
P.B. No. 5104,
1/1 Vittal Mallya Road, Bangalore - 560 001
Tel : 2274884, 2274885, 2274886, 2274887, 2272866
Telex : 0845-2259 BEER IN, Fax : (91-080) 2219131, Cable : "Brewery"


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                                     - 2 -


       o In sub-paragraph (ii) after the words "to refrain, in relation to the supply of Kingfisher Products for resale, from" the words "making active sales, from" shall be inserted; the words "and from maintaining any distribution depot" shall be deleted and replaced by the words "and/or from maintaining any warehouse or distribution outlet"; and after the words "in the United Kingdom" the words "PROVIDED THAT the distributor shall not be prohibited from responding to unsolicited requests from individual customers, including requests for delivery of Kingfisher Products to such customers, in the United Kingdom. Not shall the distributor be prohibited from undertaking general advertising and promotion in media or on the internet that reaches customers in the United Kingdom PROVIDED THAT such advertising is not specifically targeted at customers in the United Kingdom and is a reasonable way to reach customers outside the United Kingdom" shall be inserted;

       In the fourth paragraph of the Original Letter commencing with the words "In relation to Distribution Agreements entered into after the replacement of the Regulation", after the words "contains such restrictions on the distributor" the words "as shall be permitted" shall be deleted and replaced by the words "which have the same or substantially the same effect as the restrictions contained in (i) and
       (ii) of paragraph 3 above insofar as permitted or not prohibited"; and the words "that Regulation" shall be deleted and replaced by the words "the Regulation".

3. The words "clause 2.3", in the second sentence of the sixth paragraph of the Original Letter, shall be deleted and replaced by the words "clause 2.6".

4. The following paragraph shall be inserted into the Original Letter as a penultimate paragraph thereof:

       "Notwithstanding the immediately preceding paragraph of this letter, we further undertake to you that if at any time during the Term (as defined in the Brewing Agreement):

       (i)    UBI  ceases  to  be  a  licencee   of  the   Company's   Trademark
              "KINGFISHER" as per Schedule 1 attached to the Brewing Agreement and Distribution Agreement;

       (ii)   there is a change of Control of UBI;


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                                     - 3 -


       (iii)  the UBI Licence (as amended) terminates for any reason; or

       (iv) any of the following events (each a "Relevant Event") occurs without your prior knowledge and written consent:

              (a) UBI transfers or purports to transfer any of its rights and/or obligations under the UBI Licence (as amended) without complying with its obligations under clause 7 thereof; or

              (b) UBSN ceases, for whatever reason, to be able to grant to you the rights under, inter alia, clause 2 of the Brewing Agreement; then we will notify you forthwith and agree that we will immediately thereafter, at our discretion (but having first consulted with you and having taken into account your own preference), either

              (aa) enter into an equivalent licence to the UBI Licence (as amended), mutatis mutandis, with UBSN; or

              (bb) enter into an equivalent brewing agreement to the Brewing Agreement (as amended), mutatis mutandis, with you provided that the term of such brewing agreement shall be the unexpired Term or the unexpired term of any replacement agreement entered into between UBI, UBSN and yourselves (pursuant to clause 2.7 of the Brewing Agreement) (a "Replacement Agreement") (as the case may be) as at the date upon which the relevant event(s) listed in paragraph 4(i) to (iv) occurs, whereupon the Brewing Agreement or any Replacement Agreement shall terminate.

       If a Replacement Licence terminates for any reason, we will notify you as soon as we become aware of such event and immediately thereafter enter into an equivalent brewing agreement on the terms and conditions set out in paragraph 4(iv)(bb) of this letter".

5. The following paragraph shall be inserted into the Original Letter as a final paragraph thereof:

       "Without prejudice to the provisions of this letter and the UBI Licence (as amended), we further undertake to you that if, at any time during the Term we wish to transfer any of our obligations under the UBI Licence (as amended) to any person (each a "Transferee"), we shall not do so without your prior written consent (such consent not to be unreasonably withheld or delayed) and without complying with our obligations under clause 7 of the UBI Licence (as amended) nor without ensuring that any such Transferee (and any subsequent transferee) agrees to assume, mutatis mutandis, all of our obligations under the Original Letter (as amended by this letter)."

Subject to the terms and conditions of this letter, we confirm that the provisions of the Original Letter shall remain in full force and effect.

Yours faithfully
For and on behalf of
United Breweries Limited

/s/ P. Subramani

P. SUBRAMANI
Sr. Vice President - Legal
& Company Secretary